                                                                   Exhibit 10.13

(U&O Agency) May 26, 1995
Drill-to Earn Agrmt



                     EXPLORATION AND DEVELOPMENT AGREEMENT
                     -------------------------------------

                                 By and Between

                              THE UTE INDIAN TRIBE

                                      and

                        THE UTE DISTRIBUTION CORPORATION

                                      and

                         PETROGLYPH GAS PARTNERS, L.P.


THIS AGREEMENT IN ITS ENTIRETY AND ALL ATTACHED EXHIBITS MAY NOT BE ALTERED WITHOUT THE PRIOR APPROVAL OF THE SECRETARY OF THE INTERIOR.

                INDEX FOR EXPLORATION AND DEVELOPMENT AGREEMENT
                -----------------------------------------------


Article I.                DEFINITIONS

Article II.               REPRESENTATIONS OF THE UTE TRIBE AND THE UDC

     Section 2.1          Representations of the Ute Tribe

     Section 2.2          Representations of the UDC

     Section 2.3          Joint Exercise

Article III.              OBLIGATIONS

     Section 3.1          Obligations of Company

          3.1.A           Opportunity Payment
          3.1.B           Filing Fee
          3.1.C           Corporate Information
          3.1.D           Bonds
          3.1.E           Wateruse for Drilling and Production
          3.1.F           Enhanced Recovery Operations
          3.1.G           Surface Use
          3.1.H           Drilling Permit
          3.1.I           Conduct of Operations

     Section 3.2          Grant by and Obligations of the Ute Tribe

          3.2.A Grant of Access to Contract Premises and of the Right to Explore for, Develop and Produce Oil and Gas

          3.2.B           Issuance of Drilling Permits

          3.2.C           Approval of Agreement

          3.2.D           Approval of Leases

Article IV. EXPLORATION

     Section 4.1          Obligation of Company to Drill Exploration Wells

          4.1.A           Option of Company to Drill Additional Exploration
                          Wells

          4.1.B           Additional Exploration Well(s) in an Exploration Year

          4.1.C           Well Payment Option

          4.1.D           Additional On-Lease Wells


     Section 4.2          Agreement Lease Earned by Company by Drilling
                          Exploration Well
          4.2.A           Agreement Lease
          4.2.B           Royalties Due Under Agreement Leases

     Section 4.3          Failure to Drill Exploration Well

     Section 4.4          Expiration of Agreement Lease During Exploration Term

     Section 4.5          Relinquishment of Contract Premises at the End of the
                          Exploration Term

Article V.                DISPOSITION OF PRODUCING WELLS AT THE END OF AN
                          AGREEMENT LEASE

     Section 5.1          Disposition of Well

     Section 5.2          Plugging and Abandonment Responsibilities

     Section 5.3          Conditions for Well Assumption the Ute Tribe and UDC

          5.3.A           Equipment on Wellsite
          5.3.B           Well Analysis
          5.3.C           Plugging and Abandonment Bond

     Section 5.4          Disposition of Production

Article VI.               EXTENSION OF AGREEMENT TERM

Article VII.              DEEP RIGHTS LEASES

Article VIII.             FORCE MAJEURE

     Section 8.1          Force Majeure Events

     Section 8.2          Commencement of Drilling

Article IX.               SURRENDER AND RELINQUISHMENT

Article X.                BREACH, CANCELLATION, AND RIGHT TO CURE

     Section 10.1         Cancellation of Agreement Leases

     Section 10.2         Cancellation of Agreement

Article XI.               TAXATION

Article XII.              PREFERENCE

Article XIII.             ENVIRONMENTAL REQUIREMENTS


Article XIV.              MEMORANDUM OF AGREEMENT

Article XV.               ASSIGNMENT

Article XVI.              TRUST STATUS OF THE CONTRACT PREMISES

Article XVII.             INDEMNIFICATION

Article XVIII.            NOTICES

Article IXX.              MISCELLANEOUS

     Section 19.1         Waiver

     Section 19.2         Conflict

     Section 19.3         Headings

     Section 19.4         Regulatory Authority

     Section 19.5         Modification

                       EXHIBITS TO EXPLORATION AGREEMENT
                       ---------------------------------

Exhibit A                 Contract Premises

Exhibit B-1
 through B-16             Agreement Leases

Exhibit C                 Permit for Use of Water

Exhibit D                 Ordinance No. 96-02

Exhibit E                 Mineral Access Agreement

Exhibit F                 Resolution No. 96-164

Exhibit G                 Deep Rights Lease Form

                     EXPLORATION AND DEVELOPMENT AGREEMENT
                     -------------------------------------

     This Agreement is made and entered into in quintuplicate under authority of the Indian Mineral Development Act of 1982 (25 U.S.C. (S)(S)2101-2108), and other applicable acts, among the Ute Indian Tribe of the Uintah and Ouray Reservation, Utah, pursuant to the Indian Reorganization Act (25 U.S.C. (S)461, et seq>), hereafter called the "Ute Tribe", the Ute Distribution Corporation, a Utah Corporation, organized with authority under the Ute Partition and Termination Act (25 U.S.C. (S)(S)677-677aa) to receive certain proceeds from minerals held in trust by the United States for the Ute Tribe, hereafter called "UDC", and Petroglyph Gas Partners, L.P., hereafter called "Company".

     WHEREAS, the Ute Tribe, the UDC, and Company have reached an agreement for the exploration and development of oil and gas, as defined below, in and under and that may be produced from lands located in Uintah County, Utah, such lands being particularly described on Exhibit A attached hereto and made a part hereof.

     NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Ute Tribe, the UDC, and Company hereby agree as follows:

                                I.  DEFINITIONS
     For purposes of this Agreement, the terms and phrases set forth below are defined as follows:

     1.1  Agency - The Uintah and Ouray Agency of the Bureau of Indian Affairs
          ------
and any successor office thereof of the Bureau of Indian Affairs.

     1.2  Agreement Lease - A lease from the Ute Tribe and the UDC to Company
          ---------------
covering one six hundred and forty (640) acre parcel, more-or-less, or a portion thereof of the Contract Premises issued pursuant to Section 4.2 below on the forms attached hereto as Exhibits B-1 through B-16 inclusive.

     1.3  Agreement Term - This Agreement shall expire seven (7) years from its
          --------------
approval by the Secretary at 11:59 P.M. or upon termination of the last Agreement Lease issued under the Agreement, whichever is later.

     1.4  Contract Premises - The lands located in Uintah County, Utah,
          -----------------
described on Exhibit A attached hereto and made a part hereof.

     1.5  Effective Date - The Effective Date of this Agreement shall be the
          --------------
first day of the month immediately following the date of approval by the Secretary.

     1.6  Exploration Term - Unless sooner terminated or expiring as provided
          ----------------
for herein, the Exploration Term of this Agreement shall commence on the effective date and shall end seven (7) years therefrom at 11:59 P.M.

     1.7  Exploration Well - A well drilled, re-entered or recompleted on the
          ----------------
Contract Premises, which well is drilled during the Exploration Term.

     1.8  Exploration Year - A one-year period during the Exploration Term
          ----------------
commencing on the Effective Date and subsequent annual anniversaries of such Effective Date and ending twelve (12) months thereafter at 11:59 P.M.

     1.9  Gas - Natural gas deposits, either combustible or noncombustible,
          ---
recovered at the surface in the gaseous state, including helium gas, carbon dioxide gas, and sulfur gas; and hydrocarbons recovered at the surface as liquids which are the results of condensation caused by reduction of pressure and temperature of hydrocarbons originally existing in a reservoir in a gaseous state; excluding gaseous or liquid substances derived, produced or manufactured from coal, oil shale, tar sands or other hydrocarbons classified as synthetic hydrocarbons.

     1.10 Net Acres or Net Mineral Acres - The exact mineral acreage of the
          ------------------------------
Contract Premises owned by the Ute Tribe and committed to this Agreement, such mineral acreage to be determined through a title verification performed at Company's sole expense.

     1.11 Oil - Petroleum or liquid hydrocarbons originally existing in a
          ---
reservoir in a liquid state.

     1.12 Operative Condition or In Good Working Repair -Materials and equipment
          ---------------------------------------------
transferred to the Ute Tribe and the UDC by Company shall be transferred "as is". Company shall use reasonable efforts to have the materials and equipment in a condition susceptible to immediate utilization by the Ute Tribe and the UDC for the purpose such equipment or material was intended or shall be susceptible to use by the Ute Tribe and the UDC upon the replacement or repair of parts thereof that are unusable due to normal wear and tear associated with the material or equipment.

     1.13 Producing Well - A well which is completed as producing oil or gas in
          --------------
quantities sufficient to pay the costs of operating and maintaining the well and marketing the product after the payment of any royalties and rentals due under the Agreement Lease covering lands upon which the well is located.

     1.14 Secretary - The Secretary of the Interior or his duly authorized
          ---------
representative.

     1.15 Superintendent - The Superintendent of the Uintah and Ouray Agency of
          --------------
the Bureau of Indian Affairs.

               II.  REPRESENTATIONS OF THE UTE TRIBE AND THE UDC
                    --------------------------------------------

     2.1  Representations of the Ute Tribe
          --------------------------------

     The Ute Tribe represents, but does not warrant, that oil and gas in and under and that may be produced from the Contract Premises is owned by the Ute Tribe or by the United States in trust for the Ute Tribe subject to the provisions of the Ute Partition and Termination Act, 25 U.S.C. (S)(S)677-677aa. The Ute Tribe further represents, but does not warrant, that it has the authority to enter into this Agreement pursuant to the Indian Mineral Development Act of 1982, 25 U.S.C. (S)(S)2101-2108, and other applicable Acts of Congress. Finally, the Ute Tribe represents and warrants that no portion of the Contract Premises is subject to any other agreement for the exploration and development of the oil and gas in effect as of the Effective Date of this Agreement.

     2.2  Representations of the UDC
          --------------------------

     The UDC represents, but does not warrant, that it is organized pursuant to the Ute Partition and Termination Act, 25 U.S.C. (S)(S)677-677aa, and is authorized to receive certain proceeds from minerals produced from the Contract Premises. In this Agreement, the Ute Tribe grants certain rights and privileges to Company to go upon the Contract Premises to explore for, develop and produce oil and gas. To the extent that the UDC has an interest in the oil and gas in the Contract Premises pursuant to the Ute Partition and Termination Act, 25 U.S.C. (S)(S)677-677aa, the grant herein of any right or privilege to Company by the Ute Tribe shall be deemed as well to be a grant of the identical right or privilege to Company by the UDC to explore for, develop and produce oil and gas. It is the specific intent of the UDC by the execution of this Agreement that it is consenting to the provisions hereof and is granting to Company any interest of the UDC in the Contract Premises necessary to effect the provisions hereof. Finally, the UDC represents and warrants that no portion of the Contract Premises is subject to any other agreement for the exploration and development of the oil and gas in effect as of the Effective Date of this Agreement.

     2.3  Joint Exercise
          --------------

     The execution of this Agreement shall be deemed the joint management by the Ute Tribe and the UDC of oil and gas rights in the Contract Premises retained in trust by the United States required by the Ute Partition and Termination Act, 25 U.S.C. (S)(S)677-677aa.

                               III.  OBLIGATIONS
                                     -----------
     3.1  Obligations of Company
          ----------------------

          3.1.A  Opportunity Payment
                 -------------------

          In consideration of the rights granted to Company by the Ute Tribe and the UDC in this Agreement, Company agrees to pay jointly to the Ute Tribe and to the UDC as an opportunity payment the sum of $172,392.50. The opportunity payment sum as herein stated is a best estimate based on the number of net mineral acres owned by or held in trust for the Ute Tribe within the Contract Premises times Seventeen Dollars and Fifty Cents ($17.50) per net acre. Should the actual net acres change due to title verification by Company and upon mutual agreement of the Ute Tribe and UDC, such agreement on the part of the Ute Tribe and UDC not to be unreasonably withheld, the opportunity payment will be adjusted accordingly. The payment to be made by Company pursuant to this Section is to be made by certified check, cashier's check, or postal money order payable to the Bureau of Indian Affairs and shall be delivered to the Superintendent prior to the Ute Tribe's execution of this Agreement. In the event the Ute Tribe or the UDC shall fail to execute this Agreement or if the Agreement is not approved by the Secretary, that opportunity payment paid pursuant to this Section shall be returned to Company by the Superintendent not later than sixty
(60) days from the Superintendent receiving written notice that the Ute Tribe or the UDC has refused to execute this Agreement or not later than sixty (60) days from the date notice is provided to the Company that the Secretary has declined to approve this Agreement, whichever is applicable.

          Failure by Company to make the payment required in this Section shall result in the termination of this Agreement and of all rights of Company to earn Agreement Leases covering Contract Premises in accordance with Article IV of this Agreement. However, Company shall incur no liability to the Ute Tribe or to the UDC for failure to make any such payment. Upon termination of this Agreement pursuant to this Section, the obligation of Company to make additional payments under this Agreement shall also terminate.

          3.1.B  Filing Fee
                 ----------

          Prior to approval of this Agreement by the Secretary, Company shall deliver to the Superintendent a certified check, cashier's check or postal money order payable to the Bureau of Indian Affairs in the amount of $1,200.00 as a one time filing fee to pay for training, travel and purchase of equipment for the Ute Tribe's employees assigned to assist the Agency's mineral and mining programs.

          Failure by Company to make payment of the filing fee in the proper amount at the proper time shall not result in cancellation of this Agreement unless and until Company shall have failed to correct the error within thirty
(30) days after receipt of written notice from the Ute Tribe and the Superintendent of such failure.

          3.1.C  Corporate Information
                 ---------------------

          Company shall furnish to the Superintendent all corporate information required by 25 C.F.R. (S)225.29, together with such other information as the Superintendent may deem necessary.

          3.1.D  Bonds
                 -----
          Company shall supply such bonds for performance and reclamation as the Superintendent may require, or as otherwise may be required under 25 C.F.R.
(S)225.30.

          3.1.E  Water Use for Drilling and Production
                 -------------------------------------

          Company shall purchase from the Ute Tribe a water permit for each well drilled on the Contract Premises. The water permit fee shall be $-0- per well. Water permits shall allow Company to utilize water of the Ute Tribe for the drilling and the completion of wells and for production of oil and gas from the Contract Premises, excluding such water as may be necessary in any enhanced hydrocarbon recovery system. The water of the Ute Tribe used by Company pursuant to a water permit has been appropriated and reserved for Indian water rights lands owned by the Ute Tribe. Water permits under this Agreement shall follow that form appearing as Exhibit C hereto.

          3.1.F  Enhanced Recovery Operations
                 ----------------------------

          It is recognized and understood by the parties that it may be necessary for the Company to institute and consummate a secondary recovery or pressure maintenance program to develop the Contract Premises to its maximum economic potential. With respect to such a secondary recovery or pressure maintenance program, the UDC, Ute Tribe and Company agree:

     (i) Water Wells - Company shall have the right to drill and maintain water
         -----------
supply wells on the Contract Premises and to inject into formations underlying the Contract Premises any substances for secondary recovery or pressure maintenance purposes in accordance with a plan of operation approved by the Secretary. This right shall include Company drilling and maintaining injection wells on the Contract Premises and completing the same in the formations underlying the Contract Premises. The Company may, in connection with the secondary recovery or pressure maintenance program the subject hereof, also use as much of the surface of the Contract Premises as may be reasonably necessary for the operation and the development of the Contract Premises.

     (ii) Water Subject to Section and Well Transfer - Company shall have free
          ------------------------------------------
use of water from the Contract Premises for operations under this Section except water from existing fresh water wells, private lakes, ponds, streams or irrigation ditches located on the Contract Premises. In the event Company shall drill water wells in connection with a secondary recovery or pressure maintenance program and shall at any time cease using such well(s) for a secondary recovery or pressure maintenance operation, Company shall promptly notify the Ute Tribe in writing to that affect and shall thereafter transfer to the Ute Tribe all of its right, title and interest to such well(s) upon written request of the Ute Tribe.

     (iii) Plan of Operation - Prior to commencement of a secondary recovery or
           -----------------
pressure maintenance program on the Contract Premises, Company shall submit to the Secretary for approval a plan of operations for the first year of such a program. Upon approval of the plan by the Secretary, such plan shall constitute the future operating objectives of the Company under its secondary recovery or pressure maintenance program for the period specified therein. Following submission and approval of the initial plan of operations, the Company shall from time to time, but not less than each year during the term of such secondary recovery or pressure maintenance program, and before the expiration of any existing plan, submit a plan for an additional specified period of operations. Said plan or plans shall be modified or supplemented when necessary to meet changed conditions, or to protect the interests of all parties to this Agreement. Reasonable diligence shall be exercised in complying with any approved plan of operation for a secondary recovery or pressure maintenance program.

          3.1.G  Surface Use
                 -----------

          Where Company desires to use any portion of the surface of the Contract Premises owned by the Ute Tribe, or owned by the United States of America in trust for the benefit of the Ute Tribe, in conjunction with its operations for drilling and producing of one or more wells drilled pursuant to this Agreement or on lands not covered by an Agreement Lease, Company shall apply to the Ute Tribe for a Mineral Access Agreement for the use of those lands on the form attached hereto as Exhibit E. Company agrees to construct and use any such mineral access so granted subject to and in accordance with the conditions set forth by Ordinance No. 91-03, or any successor Ordinance thereto, attached hereto as Exhibit D. With the exception of actual surface damages, that payment identified in Section 3.1.A hereof shall be deemed to have compensated the Ute Tribe for any access payment called for under Ordinance No. 91-03, or any successor Ordinance thereto. Mineral Access Agreements granted to Company under this subsection shall carry a term of twenty
(20) years and shall be renewable by Company for an additional twenty (20) years.

          3.1.H  Drilling Permit
                 ---------------

          Prior to commencing operations upon Contract Premises for the drilling of a well pursuant to Article IV, or the drilling of any well on the Contract Premises subject to an Agreement Lease, Company shall apply to the Vernal Office of the Bureau of Land Management for a permit to conduct operations upon the Contract Premises. Company shall satisfy all lawful requirements for the issuance of a permit made by the Bureau of Land Management.

          3.1.I  Conduct of Operations
                 ---------------------
          All operations associated with the exploration, development and production of oil and gas from the Contract Premises shall be conducted in accordance with 43 C.F.R. Part 3160.

          As to any well drilled upon the Contract Premises pursuant to the authority granted to Company under this Agreement but prior to issuance of an Agreement Lease, Company agrees as follows:

         (i) To carry on all operations hereunder in a good and workmanlike manner in accordance with approved methods and practice, having due regard for the prevention of waste of oil or gas developed on the land, or the entrance of water through wells drilled by Company to any strata containing usable or potable water or to the productive sands or oil or gas-bearing strata to the destruction or injury of the usable or potable water or of the oil or gas deposits, the preservation and conservation of the property for future productive operations, and to the health and safety of workmen and employees;

         (ii) To plug securely all wells before abandoning the same and to effectually shut off all water from the oil or gas-bearing strata, from any other strata containing mineral resources and from all strata containing water of potential value;

         (iii) Not to drill any well within five hundred (500) feet of any house structure, or reservoir of water without the Ute Tribe's written consent;

         (iv) To bury all pipelines crossing tillable lands below plow depth unless other arrangements therefore are made with the surface owner; and

         (v) To pay the Ute Tribe all damages to crops, buildings, and other improvements of the Ute Tribe occasioned by Company's operations, except, that Company shall not be held responsible for casualties occasioned by causes beyond Company's control.

     3.2  Grant by and Obligations of the Ute Tribe
          -----------------------------------------

          3.2.A  Grant of Access to Contract Premises and of the Right to
                 --------------------------------------------------------
                 Explore for, Develop and Produce Oil and Gas
                 --------------------------------------------

          Commencing with the Effective Date of this Agreement and ending with the expiration of the Exploration Term, the Ute Tribe and the UDC grant to Company the exclusive right to go upon Contract Premises to conduct operations for the drilling of one or more wells, drilled pursuant to Article IV of this Agreement, and to operate any such wells so drilled for the production of oil and gas. Upon drilling a well to the depth specified in Section 4.1 such that an Agreement Lease will be issued to Company, but prior to issuance of the Agreement Lease and approval thereof by the Secretary, the right of Company granted herein to operate such well for the production of oil and gas shall be governed by the provisions of the Agreement Lease attached hereto as Exhibit B-1 through B-16 inclusive which covers the 640-acre parcel or portion thereof of the Contract Premises on which the Exploration Well is located.

          Upon receipt of an application by the Agency from Company for a Mineral Access Agreement covering the Contract Premises to be used by Company for drilling any well pursuant to this Agreement or any well on the Contract Premises subject to an Agreement Lease, the Ute Tribe hereby gives its consent for issuance of a Mineral Access Agreement to Company in accordance with the application made on the form attached hereto as Exhibit E. In addition, such easement shall be issued subject to the conditions set forth in the form of application attached hereto as Exhibit E, and at no cost to Company.

          3.2.B  Issuance of Drilling Permits
                 ----------------------------

          Within thirty (30) days after receipt from Company of an application to drill which is filed pursuant to Section 3.1.G, the Ute Tribe and the UDC shall use their best efforts to have the Vernal Office of the Bureau of Land Management issue to Company a permit allowing Company to enter upon the Contract Premises for the purpose of drilling the well for which the application is made. Failure of the Bureau of Land Management to issue the permit within the thirty
(30) day period shall be an instance of Force Majeure to which the provision of
                                        -------------
Article IX shall apply.

          3.2.C  Approval of Agreement
                 ---------------------

          The Ute Tribe and the UDC shall use their best efforts to obtain approval of this Agreement from the Secretary. Any such approval shall provide that this Agreement shall be deemed effective on the first day of the month immediately following the date of approval.

          3.2.D  Approval of Leases
                 ------------------

          After issuance by the Ute Tribe and the UDC of an Agreement Lease pursuant to Article IV, the Ute Tribe and the UDC shall submit to and obtain the approval of the Secretary of any such Lease. Notwithstanding the date of approval by the Secretary, the approval of any Agreement Lease shall specify that the effective date of the Agreement Lease is the first day of the month in which the well which earned the Agreement Lease is drilled to the depth specified in Section 4.1.

                               IV.  EXPLORATION
                                    -----------

     4.1  Obligation of Company to Drill Exploration Wells
          ------------------------------------------------

     During the first Exploration Year, Company shall drill, or cause to be drilled, two (2) Exploration Wells on the Contract Premises or on lands communitized therewith at a location selected by Company in its sole discretion. To earn an Agreement Lease pursuant to this Article IV, any such wells shall be drilled by Company to a depth:

     (i) sufficient to obtain production above 6,000 feet which results in the completion of a Producing Well; or

     (ii) to a depth of 6,000 feet or to a depth adequate to test the Green River Formation, whichever is the lesser.

     Any Exploration Well may be drilled to a deeper depth at the discretion of Company, pursuant to Article VII, but in no event shall any Exploration Well be drilled to a depth below the base of the Mesaverde Formation or its stratigraphic equivalent. In the event the Mesaverde Formation is not encountered in the Exploration Well, or cannot be identified, the well shall not be drilled below the base of the Tertiary System. The cost, risk and expense of drilling and completing any Exploration Well pursuant to this Section 4.1 shall be borne solely by Company.

          4.1.A  Option of Company to Drill Additional Exploration Wells
                 -------------------------------------------------------

          During the second Exploration Year of the Exploration Term, Company shall have the option, but not the obligation, to drill, or cause to be drilled, four (4) or more Exploration Wells in accordance with the terms of Section 4.1 of this Agreement. During each of the third, fourth, fifth, sixth and seventh Exploration Years of the Exploration Term, Company shall have the option, but not the obligation, to drill, or cause to be drilled, three (3) or more Exploration Wells in accordance with the terms of Section 4.1 of this Agreement.

          4.1.B  Additional Exploration Well(s) in an Exploration Year
                 -----------------------------------------------------

          If Company should drill more than the required number of Exploration Wells set out in Section 4.1.A of this Agreement during any Exploration Year, all of which meet the requirements of Section 4.1, each Exploration Well drilled during that Exploration Year in excess of the required number shall be deemed, for purposes of this Agreement, as an Exploration Well drilled in a subsequent Exploration Year, and shall be deemed an exercise of the option of Company to drill Exploration Wells during subsequent Exploration Years. For example, if Company shall drill three (3) Exploration Wells which meet the requirements of
Section 4.1 during the first Exploration Year, one (1) of those Exploration Wells shall be deemed an Exploration Well drilled during the second Exploration Year and Company will be required to drill only three (3) Exploration Wells to satisfy the provisions of this Article calling for optional Exploration Wells during the second Exploration Year. Any Exploration Well drilled during one Exploration Year which is deemed pursuant to this paragraph as an Exploration Well drilled in a subsequent Exploration Year shall be counted as an Exploration Well drilled in the immediate Exploration Year for which Exploration Wells have not been drilled in determining the number of Exploration Wells drilled during subsequent Exploration Years. Irrespective of whether a well drilled during one Exploration Year is deemed to be a well drilled during a subsequent Exploration Year pursuant to this Section, Company agrees that in order to prevent expiration of this Agreement at the end of each Exploration Year of the Exploration Term, it must have drilled a cumulative number of Exploration Wells which satisfy the provisions of this Section 4.1 or made timely payment of the monetary penalty as described in Section 4.1.C or a proper combination of drilling and penalty payment(s).

          4.1.C  Well Payment Option
                 -------------------

          In the event Company fails to drill any of the Exploration Wells called for by 4.1 or 4.1.A, Company has the option to pay a Ten Thousand Dollar ($10,000.00) penalty payment for each well not drilled. Said penalty payment shall be made by check payable to the Bureau of Indian Affairs and delivered to the Superintendent on or before thirty (30) days from the last day of any Exploration Year in which Company failed to drill the obligated number of wells. Should Company make timely payment of the penalty payment described hereinabove, the Ute Tribe and the UDC hereby agree that Company shall have complied with the required Exploration Wells provision and this Agreement shall remain in full force and effect according to its terms. Payment of the penalty called for herein shall in no event, however, operate to allow Company to earn an Agreement Lease, the earning of Agreement Leases being specifically governed by Section 4.2.A of this Agreement.

          4.1.D  Additional On-Lease Wells
                 -------------------------

          In the event Company drills, re-enters or reworks more than one (1) well on an Agreement Lease, such additional wells drilled on an Agreement Lease shall not be considered an Exploration Well(s) for the purpose of meeting the number of Exploration Wells required by this Agreement, and shall not act to earn leases on the Contract Premises.

     4.2  Agreement Lease Earned by Company by Drilling Exploration Well
          --------------------------------------------------------------

          4.2.A  Agreement Lease
                 ---------------

          If during any Exploration Year Company shall commence the drilling of a Exploration Well and the well is drilled to the depth specified in Section 4.1, the Ute Tribe and the UDC shall issue to Company, without regard to whether the Exploration Well is completed as a Producing Well, an Agreement Lease on the applicable lease form attached hereto as Exhibit B-1 through B-16 covering the lands of the Contract Premises upon which the Exploration Well is drilled. Without regard to the depth to which the Exploration Well is drilled, the Agreement Lease shall cover all formations between the surface of the earth down to the base of the Mesaverde Formation or its stratigraphic equivalent. In the event the Mesaverde Formation is not encountered, or cannot be identified, the Agreement Lease shall cover all formations between the surface of the earth down to the base of the Tertiary System. The Agreement Lease shall be executed by the Ute Tribe and the UDC within forty-five (45) days of reaching the depth specified in Section 4.1, and shall be issued with an effective date of the first day of the month in which the Exploration Well earning the Agreement Lease reached the depth specified in Section 4.1.

          4.2.B  Royalties Due Under Agreement Leases
                 ------------------------------------

          The obligation of Company to pay royalty pursuant to the terms and provision of any Agreement Lease issued to Company pursuant to this Article shall commence with the first production of oil or gas from any well located upon lands covered by the Agreement Lease and shall be remitted in accordance with the provisions of 30 C.F.R. Parts 202, 210 and 218, as supplemented by Part 206, Valuation of Lease Products. The first royalty payment for any such well is due within ninety (90) days of the date of delivery by the Ute Tribe and the UDC to Company of the approved Agreement Lease covering the land upon which the well is located, or ninety (90) days after the date of first production, whichever is later. All subsequent royalty payments shall be made monthly in accordance with the applicable Agreement Lease.

     4.3  Failure to Drill Exploration Well
          ---------------------------------

     If Company shall fail to drill two (2) Exploration Wells to the depth specified in Section 4.1 above or to make timely payment of the monetary penalty as determined in Section 4.1.C or a proper combination of drilling an penalty payments during the first Exploration Year of the Exploration Term, then all rights of Company to acquire Agreement Leases covering the Contract Premises pursuant to Article IV of this Agreement shall terminate; however, any Agreement Lease previously earned by or issued to Company as the result of drilling an Exploration Well during the first Exploration Year shall remain in effect according to its terms. Similarly, if Company shall fail to exercise its Exploration Well option to the depth specified in Section 4.1 during the second, third, fourth, fifth, sixth or seventh Exploration Years of the Exploration Term or make timely payment of the monetary penalty as described in Section 4.1.C or a proper combination of drilling and penalty payments, all rights of Company to acquire additional Agreement Leases pursuant to Article IV of this Agreement shall terminate; however, any Agreement Leases previously earned by or issued to Company as the result of drilling an Exploration Well during the Exploration Term shall remain in effect according to its terms.

     All Contract Premises not covered by an Agreement Lease in effect at the end of an Exploration Year in which the required number of Exploration Wells are not drilled shall be deemed to be released from the provisions of this Agreement. However, any Mineral Access Agreements issued by the Ute Tribe to Company pursuant to Section 3.1.G covering Contract Premises so relinquished shall remain in effect according to their terms. Company shall incur no liability to the Ute Tribe or the UDC for failure to drill any Exploration Well in accordance with Sections 4.1 or 4.1.A above except the termination of rights as set forth in this Section.

     4.4  Expiration of Agreement Lease During Exploration Term
          -----------------------------------------------------

     Should any Agreement Lease issued to Company by the Ute Tribe and the UDC expire at the end of its Primary Term, as specified in such Agreement Lease, during the Exploration Term of this Agreement, such expired lease lands shall no longer be considered as part of the Contract Premises and shall not thereafter be subject to the lease earning provisions of Section 4.2.A of this Agreement.

     4.5  Relinquishment of Contract Premises at the End of the Exploration Term
          ----------------------------------------------------------------------

     At the end of the Exploration Term of this Agreement, the rights of Company to drill Exploration Wells and to acquire Agreement Leases covering the Contract Premises shall expire. All Contract Premises which, at the end of the Exploration Term, are not subject to an Agreement Lease which is in its primary term or which is in its extended terms by reason of the existence of a Producing Well located upon lands covered by the Agreement Lease or on land communitized therewith, shall no longer be subject to the provision of Article IV of this Agreement.

                 V.  DISPOSITION OF PRODUCING WELLS AT THE END
                     -----------------------------------------
                             OF AN AGREEMENT LEASE
                             ---------------------
     5.1  Disposition of Well
          -------------------

     If an Agreement Lease expires or is cancelled, upon which there are one or more wells that are capable of production in paying quantities, Company will, at the request of the Ute Tribe and the UDC, relinquish its interest in any such Producing Well to the Ute Tribe for the benefit of the Ute Tribe and the UDC in accordance with the requirements of this Section. In addition, Company will upon appropriate approvals assign operating rights to the Ute Tribe for the benefit of the Ute Tribe and the UDC. The Ute Tribe and the UDC shall thereafter manage any such well in accordance with the provisions of the Ute Partition and Termination Act, 25 U.S.C. (S)(S)677-677aa.

     As to any such Producing Well in which Company relinquishes its interest to the Ute Tribe for the benefit of the Ute Tribe and the UDC pursuant to this Section, Company and the Ute Tribe agree to establish a fair salvage value for the material and equipment associated with operating the well as a Producing Well and if such value approximates Company's estimate of the cost of plugging and abandoning such well(s) then Company shall exchange the salvage value of Company's interest in all material and equipment associated with operating the well as a Producing Well, excluding buildings, compressors or injection facilities and equipment, in return for the Ute Tribe and the UDC assuming all of Company's obligations with respect to operations conducted at the well, including any obligation to plug and abandon the well and to restore any of the Contract Premises used in operations on the Producing Well. It is understood that no interest will be conveyed to the Ute Tribe and the UDC in any materials or equipment which are utilized by or associated with operation of any other well or wells located on the Contract Premises, e.g. electrical lines, injection systems, oil or gas transmission lines. All materials and equipment transferred to the Ute Tribe shall be in operative condition or in good working repair, to avoid large expenditures of funds beyond economic values in order to continue operations. Company shall have no obligation to plug and abandon any Producing Well or restore any of the Contract Premises used in operations on any Producing Well in which

Company relinquishes its interest to the Ute Tribe for the benefit of the Ute Tribe and the UDC pursuant to this Section. Finally, in the event Company and the Ute Tribe cannot come to agreement that the value of the materials and equipment to be exchanged approximates the estimated cost of plugging and abandoning such well, unless Company and the Ute Tribe come to other terms regarding the turnover, then Company shall remain obligated to plug and abandon the well(s) pursuant to the terms hereof and applicable rules and regulations.

     5.2  Plugging and Abandonment Responsibilities
          -----------------------------------------

     In the event the Ute Tribe and the UDC request that Company relinquish to them a well or wells on the Contract Premises, the Ute Tribe and the UDC by that request agree to assume all plugging and abandonment obligations of Company, and the Ute Tribe and the UDC further agree that all plugging and abandonment procedures to be utilized will be approved by and carried out to the satisfaction of the Bureau of Land Management or the authorized representative of the Secretary.

     5.3  Conditions for Well Assumption by Ute Tribe and UDC
          ---------------------------------------------------
          5.3.A  Equipment on Wellsite
                 ---------------------

          Prior to the Superintendent consenting to Company relinquishing a well(s) to the Ute Tribe and the UDC pursuant to this Article, the Ute Tribe and the UDC shall provide to the Superintendent such assurances as he deems appropriate that any equipment necessary for continued production operations will remain:

     (i) on the well location(s) for the beneficial use of the Ute Tribe and the UDC; and

     (ii) available as collateral (salvage value) toward the cost of the plugging and abandonment of the wellbore and wellsite.

          5.3.B  Well Analysis
                 -------------

          Prior to the Superintendent consenting to a well(s) relinquishment by Company to the Ute Tribe and the UDC and/or release of the well(s) from Company's plugging and abandonment bond, the Superintendent shall be provided with those items set forth below.

     (i) Company shall deliver to the Superintendent, at its sole cost and expense but with no liability to it for any reliance thereon:

          - Results of a casing pressure test, if conducted by Company, to determine the competency of the wellbore(s) to be relinquished.

          - Its best estimate of the completeness and competency of the wellsite(s) equipment to continue operations of the wellbore(s).

          - An Affidavit of Fixed Expenditure (AFE) of all costs associated with the plugging and abandonment procedures of the particular well(s), on Form 3160.5, entitled Sundry Notice of the Intent to Plug and Abandon, with an attached plan of such procedure, for review by the Bureau of Land Management for engineering adequacy.

          - Notification whether the equipment remaining for production operations is of sufficient salvage value to offset the cost of the plugging and abandonment.

     (ii) A Reserves Analysis (remaining producible oil and gas) from the Bureau of Land Management determining the ability of the well(s) to continue production of oil and gas in economic quantities.

          5.3.C  Plugging and Abandonment Bond
                 -----------------------------

          Failure of the Ute Tribe, the UDC or Company to provide that information set out in 5.3.A or 5.3.B above or submission of information indicating that the assets of the to-be-relinquished well(s) are insufficient to defray the costs of plugging and abandonment may, in the Superintendent's discretion, require that the Ute Tribe and the UDC post a plugging and abandonment bond prior to the issuance of any approval related to such relinquishment(s).

     5.4  Disposition of Production
          -------------------------
     After expiration or the final adjudication of cancellation of an Agreement Lease, all production shall be owned by the Ute Tribe and the UDC as required by 25 U.S.C. (S)(S)677-677aa.

                        VI.  EXTENSION OF AGREEMENT TERM
                             ---------------------------

     Contrary provisions of this Agreement notwithstanding, Company 24 shall have the right to maintain this Agreement in effect one (1) year beyond the end of the Exploration Term as to Contract Premises which would otherwise be relinquished pursuant to Section 4.5 or as a result of its failure to drill option wells pursuant to Section 4.1.A by the payment of a sum equal to $10.00 per net mineral acre as to Contract Premises desired by Company to be extended. To retain lands within the coverage of this Agreement, Company shall, not later than (30) days before the end of the Exploration Term or its omission to exercise its drilling option or to make a penalty payment, (i) notify the Ute Tribe and the UDC of the Contract Premises to which the extension is to apply, and (ii) deposit with the Superintendent, for the benefit of the Ute Tribe and the UDC, the amount of $10.00 per net mineral acre of the Contract Premises which is to be maintained in effect. Any such payment shall be made by certified check, cashier's check, or postal money order payable to the Bureau of Indian Affairs.

     If Company shall timely notify the Ute Tribe and the UDC of an election to maintain portions of the Contract Premises in effect which would otherwise be relinquished, and shall make a timely payment of the necessary amount in accordance with the preceding paragraph, then the Contract Premises and this Agreement shall be maintained in effect not only as to any lands upon which there is located a Producing Well but also as to all lands which have been designated for extension by Company and for which an extension payment has been made.

                               VII.  DEEP RIGHTS
                                     -----------

     During the first ten (10) years following the Effective Date of this Agreement, Company has the option, but not the obligation, to purchase from the Ute Tribe and the UDC one (1) or more Oil and Gas Leases covering the Contract Premises but only as to formations between the base of the Mesaverde Formation or its stratigraphic equivalent and the top of the Jurassic System, or, if the Mesaverde Formation is not encountered or cannot be identified, as to formations between the base of the Tertiary System and the top of the Jurassic System. Any lease covering these so-called deep rights shall cover one (1) entire section of the Contract Premises or shall cover a partial section of the Contract Premises, if the entire section is not owned by the Ute Tribe; shall provide for a primary term of two (2) years and for a royalty of 18%; and shall be issued on the form attached hereto as Exhibit G. Company may exercise its right to acquire an Oil and Gas Lease covering "deep rights" as specified in this Article by paying a bonus jointly to the Ute Tribe and the UDC of $15.00 per net mineral acre in the section or partial section of the Contract Premises to be covered by the Lease. Any such payment to be made by Company pursuant to this Article is to be made by certified check, cashier's check, or postal money order payable to the Bureau of Indian Affairs deposited with the Superintendent prior to the end of the ten (10) year period specified in this Article. Upon receipt of such payment, the Ute Tribe and the UDC shall cause the Lease or Leases to be issued to Company, and shall obtain approval of the Lease(s) from the Secretary. Any such Lease(s) shall be maintained in effect under its own terms except as it might be amended pursuant to the provisions of this Agreement.

     Company's option to obtain Deep Right Leases under this Article shall remain in force for the period set out herein if and only if this Agreement remains in force by reason of the existence of a valid Agreement Lease.

                             VIII.  FORCE MAJEURE
                                    -------------

     8.1  Force Majeure Events
          --------------------

     If Company, the Ute Tribe or the UDC, is prevented from complying with any of its obligations as imposed herein, except for the payment of monies, by reason of lack of water, equipment, labor or other material, by reason of fire, storm, flood, explosion, act of God, by reason of rebellion, insurrection or riot, by reason of differences with the workmen or material suppliers or labor disputes, including strikes and walkouts, by reason of failure to receive timely delivery of supplies, materials, or equipment, by reason of failure of carriers to transport or to furnish facilities for transportation, by reason of non-availability of drilling equipment including but not limited to drilling rigs, and/or drilling crews, by reason of any federal, state, or tribal law, or any order, rule or regulation of governmental authority, by reason of lack of drilling permits or extreme weather conditions, or by reason of any other cause or causes beyond Company's, the UDC's, or the Ute Tribe's control or any operation of Force Majeure, then, while so prevented, this Agreement shall not
             -------------
terminate in whole or in part and performance under this Agreement shall be temporarily excused. The parties further agree that any delays caused by the failure of the Ute Tribe and the UDC to respond when required pursuant to the provisions of this Agreement, or delay occasioned by the United States of America in granting any permit for the use or occupancy of any portion of the Contract Premises, shall temporarily excuse performance under this Agreement for the period of such delay and for so long as reasonable efforts are being used to obtain any such necessary approval or response.

     Notwithstanding the preceding paragraph, if at the end of any Exploration Year Company is being prevented by a circumstance of Force Majeure from drilling
                                                     -------------
an Exploration Well, the period for the commencement of actual drilling operations on such Exploration Well shall not be extended for more than six (6) months from the end of the Exploration Year, and the period for performance to drill the Exploration Well to a depth sufficient to satisfy the provisions of
Section 4.1 shall not be extended for more than ninety (90) days after the commencement of actual drilling operations absent the written consent of the Ute Tribe and UDC to extend such period of Force Majeure. Any Exploration Well drilled during an
                      -------------
extended period for performance resulting from a circumstance of Force Majeure,
                                                                 -------------
subject to the limitations in this paragraph, shall be deemed an Exploration

Well drilled during the Exploration Year in which the event of Force Majeure
                                                               -------------
occurred.

     8.2  Commencement of Drilling
          ------------------------

     For purposes of this Article, actual drilling operations on an Exploration Well shall be deemed to be commenced at such time as a spudding rig or drilling rig begins actual drilling; provided, that in no event shall drilling be deemed to have commenced if Company shall permit more than sixty (60) days to elapse between the date on which a spudding rig is released and the date on which a drilling rig capable of reaching the depth required under Section 4.1 of this Agreement begins actual drilling of a well.

                       IX.  SURRENDER AND RELINQUISHMENT
                            ----------------------------

     Company may, on approval of the Secretary, surrender any portion of the Contract Premises subject to this Agreement from the provisions hereof by the payment of the sum of $100.00 and all rentals, royalties and other obligations then due; provided, that Company makes a showing to the Superintendent that full provision has been made for conservation and protection of the surface and mineral estates and the proper abandonment of all wells located on Contract Premises to be surrendered. If the surrender of Contract Premises made by Company pursuant to this

Section is approved by the Secretary, the surrender shall be effective on the date made without regard to the date of approval of the surrender.

                   X.  BREACH CANCELLATION AND RIGHT TO CURE
                       -------------------------------------

     10.1 Cancellation of Agreement Leases
          --------------------------------

     Failure of Company to comply with the regulations contained in 43 C.F.R.
Part 3160 with respect to operations conducted under any Agreement Lease shall subject Company to the assessments and penalties set forth therein, but shall not result in the cancellation of an Agreement Lease unless cancellation is the appropriate remedy provided by the regulations in 43 C.F.R. Part 3160. Any failure of Company to comply with these regulations shall not be deemed a breach of this Agreement.

     10.2 Cancellation of Agreement
          -------------------------

     If the Ute Tribe and the Superintendent shall deem any provisions of this Agreement to be breached, the Ute Tribe and the Superintendent shall notify Company in writing of the breach the Ute Tribe and the Superintendent believe to exist. Company shall have sixty (60) days from receipt of such written notice to cure or correct the alleged breach unless such other cure period is applicable under other provisions of this Agreement or the breach cannot be correct within sixty (60) days with reasonable diligence. If the breach cannot be corrected within the sixty (60) day period, Company shall commence all reasonable and necessary steps to correct the breach within the sixty (60) day period and shall thereafter diligently pursue the matter until the breach has been corrected. If the Ute Tribe and the

Superintendent believe at the end of such sixty (60) day period that the alleged breach has not been adequately corrected or that appropriate steps have not been taken to correct the breach, then this Agreement shall be subject to cancellation pursuant to the procedures contained at 25 C.F.R. (S)225.36. If this Agreement is cancelled as a result of any such proceedings, all Agreement Leases then in effect or earned shall remain in effect according to their terms.

                                 XI.  TAXATION
                                      --------

     During that period from the Effective Date hereof until expiration of this Agreement and Agreement Leases issued pursuant hereto, the Ute Tribe hereby agrees not to impose on Company's interest in the Contract Premises any taxes of any sort or kind in addition to that severance tax established by the Ute Tribe in Ordinance No. 88-07.

                                XII.  PREFERENCE
                                      ----------

     12.1 In connection with the performance of work done under this Agreement, Company agrees:

     (i) to actively recruit, train and employ members of the Ute Tribe with the intent of maximizing employment and advancement opportunities for members of the Ute Tribe;

     (ii) with the intent of maximizing the number as such subcontracts awarded to members of the Ute Tribe, to advertise all specifications for subcontracts which exceed ten thousand dollars ($10,000.00) in amount through one of the following methods: a) publication in a newspaper of general circulation on the Reservation; b) publication [and] in the Ute Bulletin or any successor tribal newspaper; or c) by posting a notice at the same time as it posts notice of well permits to be issued by the Superintendent; and

     iii) with the intent of maximizing the amount of goods and services purchased from members of the Ute Tribe, to advertise all requirements for goods and services which exceed ten thousand dollars ($10,000.00) in amount in one of the following methods: a) publication in a newspaper of general circulation on the Reservation; b) publication in the Ute Bulletin, or any successor tribal newspaper; or c) by posting a notice at the same time as it posts notice of well permits to be issued by the Superintendent.

     Company further agrees to require all subcontractors engaged in the performance of work under this Agreement to comply with the provisions of the preceding paragraph.

     12.2 Company shall permit the Ute Tribe to audit its records during normal business hours to determine Company's compliance with the requirements of this Article.

     12.3 Company agrees and consents to the jurisdiction of the Ute Tribal Court for the resolution of any dispute arising under this Article. If Company is found to be in breach of this Article by the Ute Tribal Court, Company agrees to pay to the Ute Tribe Scholarship Fund $1,000.00 as liquidated damages for each violation and to reimburse the Ute Tribe for reasonable attorneys' fees and costs associated with enforcement of this Article.

                       XIII.  ENVIRONMENTAL REQUIREMENTS
                              --------------------------

     Company is solely responsible for fulfilling any and all National Environmental Policy Act requirements concerning the Contract Premises. The Ute Tribe agrees to provide copies of existing Bureau of Land Management environmental documents pertinent to the area for Company's use. Archaeological activities of Company will include participation of the Ute Tribal Cultural Resource Protection Program and, when warranted, the Tribal Preservation Officer.

                         XIV.  MEMORANDUM OF AGREEMENT
                               -----------------------

     Concurrent with the execution of this Agreement, the parties may execute a short form memorandum of this Agreement to be placed of record in the Office of the Register of Deeds of Uintah County, Utah. Costs of recording the Memorandum of Agreement shall be borne by Company. In the event this Agreement is not approved by the Secretary, the parties shall execute a Notice of Termination of this Agreement which shall be recorded, at Company's expense, in Duchesne County, Utah. Company agrees to record in Duchesne County, Utah, at its expense, a release or releases of all Agreement Leases relinquished in whole or in part under the provisions of this Agreement.

                                XV.  ASSIGNMENT
                                     ----------

     The rights and benefits granted and the obligations assumed pursuant to this Agreement shall extend to and be binding upon the successors or assigns of the parties hereto. Company agrees not to assign, sublet or transfer its rights under this Agreement, or any leases which may be issued according to the provision hereof, without the prior written consent of the Ute Tribe, the UDC and the Superintendent. The Ute Tribe and the UDC agree that such consent will not be unreasonably withheld.

                  XVI.  TRUST STATUS OF THE CONTRACT PREMISES
                        -------------------------------------

     Nothing contained in this Agreement shall operate to delay or prevent a termination of federal trust responsibilities over the Contract Premises during the term of this Agreement. However, termination of federal trust responsibility shall not serve to abrogate this Agreement, or any Agreement Leases issued pursuant to this Agreement. The Ute Tribe shall notify Company of any such change in the status of the lands.

                            XVII.  INDEMNIFICATION
                                   ---------------

     Company, for itself and its successors, subrogees, assigns, representatives and related or affiliated entities, covenants and agrees to indemnify and hold harmless the Ute Tribe, the UDC and the United States for and from any and all liabilities, rights, claims, demands, damages, costs, expenses, actions, causes of action, suits or controversies of every kind and description whatsoever at law or equity asserted by persons not parties to this Agreement which arise out of Company's performance of this Agreement.

                                XVIII.  NOTICES
                                        -------

     All Notices required to be given pursuant to this Agreement shall be sent by certified mail, return receipt requested, with postage prepaid to the parties at the following addresses:

     Petroglyph Gas Partners, L.P.
     P.O. Box 1839
     Hutchinson, Kansas 67504-1839
     Attn: Robert A. Christensen

     Ute Indian Tribe of the Uintah and Ouray Reservation
     P. O. Box 190
     Fort Duchesne, UT 84026
     Attn: Director, Energy and Minerals Dept.

     Ute Distribution Corporation
     P. O. Box 696
     Roosevelt, UT 84066
     Attn: Corporate President

     Superintendent of the Uintah and Ouray Agency of the Bureau of Indian
     Affairs
     P.O. Box 130
     Fort Duchesne, UT 84026

Each party shall have the right to change the address to which notices required under this Agreement are to be sent. However, no change of address shall become effective until written notice of that change shall be given by the party desiring the address change and the same has been received by the other party.

                              XIX.  MISCELLANEOUS
                                    -------------

     19.1 Waiver
          ------

     No waiver by either party of any one or more defaults by the other in the performance of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or of a different nature.

     19.2 Conflict
          --------

     If there is a conflict between the terms of this Agreement and an Agreement Lease, the terms of this Agreement shall prevail.

     19.3 Headings
          --------

     All headings used in this Agreement are inserted only for convenience and ease of reference, and are not to be considered in the construction or interpretation of any provision of this Agreement.

     19.4 Regulatory Authority
          --------------------

     Company agrees to abide by and conform to 25 C.F.R., 30 C.F.R. and 43 C.F.R., and any and all other regulations and manuals of the Secretary now or hereafter in force relative to oil and gas leases.

     19.5 Modification of Agreement
          -------------------------

     No provision of this Agreement may be changed, modified, assigned, waived or discharged orally, unless approved by the parties hereto and no change, modification, assignment, waiver or amendment of any provision will be effective except by written instrument executed by said parties.

     WHEREFORE, the Ute Tribe, the UDC and Company do hereby make and enter into this Agreement on the dates below appearing, to be effective as of the Effective Date as defined in Section 1.5.

ATTEST:                                UTE INDIAN TRIBE



/s/ Dana West                     By:  /s/ Ruby Atwine
---------------------------          ---------------------------
Name: Dana West                        Name: Ruby Atwine
Date: 10/3/96                          Title: Chairman
                                       Date: 10/3/96



ATTEST:                                UTE DISTRIBUTION CORPORATION



                                  By:  /s/ Lois LaRose
---------------------------          ---------------------------
Name:                                  Name: Lois LaRose
Date:                                  Title: President
                                       Date: 10-30-96



ATTEST:                                PETROGLYPH GAS PARTNERS, L.P.
                                       by Petroglyph Energy, Inc.,
                                       general partner



/s/ Robert A. Christensen         By:  /s/ Robert C. Murdock
---------------------------          ---------------------------
Name: ROBERT A. CHRISTENSEN, Secy      Name: ROBERT C. MURDOCK
Date: August 28, 1996                  Title: PRESIDENT
                                       Date: August 28, 1996


          It has been determined that approval of this document is not such a major federal action significantly affecting the quality of the human environment as to require the preparation of an environmental impact statement under Section 102(2)(c) of the National Environmental Policy Act of 1969 (42 U.S.C. 4332(s)(c); AND Environmental Assessment of Oil and Gas Development,
                       ---------------------------------------------------
Duchesne River Area; Environmental Assessment No. 3, Bureau of Land Management. Vernal District, Vernal, Utah: prepared April, 1982.

          APPROVED Bureau of Indian Affairs, Uintah and Ouray Agency, under authority delegated to the Superintendent by Phoenix Area Redelegation Order No. 3, Amendment 6, Section 2.17, Part 2 (34 F.R.; 11108).



Date:  12/11/96                        /s/ [SIGNATURE APPEARS HERE]
     ---------------                   ----------------------------
                                       Superintendent

                                   EXHIBIT A

Township 4 South, Range 2 East, USM
-----------------------------------

Section 13: E/2NE, NESE, Lots 4, 5,, 8, & 9
Section 14: Lots 3, 4, 5, 6, E/2SW, SENW & SWSE
Section 15: NE/4
Section 23: W/2NE, SENE, W/2, Lots 6 & 11 (W/2SE)
Section 24: ScNW
Section 26: N/2 (less mining claim)
Section 35: S/2 (less mining claim)
Section 36: All (less mining claim)

Township 4 South, Range 3 East, USM
-----------------------------------

Section 6: All Section 20: All (less mining claim)
Section 7: All Section 29: Lots 3 & 4
Section 17: All Section 30: E/2E/2, Lots 13 & 14
Section 18: All Section 28: All
Section 19: All Section 29: S/2
Section 31: All Section 33: All
Section 32: All

Township 5 South, Range 2 East, USM
-----------------------------------

Section 1: Lots 2, 5, 6, 7, 8 & 9
Section 2: N/2, Lot 6 (less mining claim)
Section 3: All
Section 10: All
Section 11: Lots 3, 4, 5, 6, 7, 9, 10 & 11
Section 12: Lots 1, 2, 3 & 4
Section 14: All
Section 15: All
Section 22: All
Section 23: All

Township 5 South, Range 3 East, USM
-----------------------------------

Section 5: Lots 4 & 5
Section 6: Lots 1 & 2, S/2NE, N/2SE
Section 7: Lots 5, 9, 10 & 11
Section 8: Lots 2, 3 & 4

          TOTALING - 9,851 acres more-or-less

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